UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 22, 2009

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Item 5.02 (b)  On January 22, 2009, Michael D. Gollob, CPA notified the board of directors that he has elected not to stand for re-election as a director of Southside Bancshares, Inc. (the “Company”) at the Company’s next Annual Shareholders’ Meeting.  Mr. Gollob has served as a director and member of the audit committee since 1999.  Mr. Gollob will continue to serve in his present capacity as director until the Annual Shareholders’ Meeting on April 16, 2009.  Mr. Gollob has agreed to serve as an advisory director on the board of the Company’s subsidiary, Southside Bank, beginning April 16, 2009.  “Mr. Gollob’s valuable and dedicated service as a director of the Company will be greatly missed,“ stated B. G. Hartley, Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: January 26, 2009	By:	/s/ Lee R. Gibson
Lee R. Gibson, CPA
Executive Vice President and Chief Financial Officer